Putnam
Convertible
Income-Growth
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Since convertible securities are based on underlying equities, their fortunes tend to rise and fall with the ups and downs of the stock market, which have felt like a roller coaster ride for many of us in recent years. Putnam Convertible Income-Growth Trust experienced the same market effect during the fiscal year ended October 31, 2002.

While it is never pleasant to report a negative return, some consolation may be taken both in the relatively modest extent of the deficit and also in the fact that the fund outperformed its benchmark and fared better than the average of its peer group. Details can be found on page 7.

A timely shift in portfolio focus during the fiscal year's second half contributed positively to performance, as did the fund's value-based orientation. In the following report, your fund's managers discuss the reasons behind these results. They also look with optimism upon the months ahead, where they see an environment developing that they believe will be favorable to the convertible securities in which the fund invests.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value Team

Markets were in a tailspin for much of Putnam Convertible Income-Growth Trust's fiscal year, which ended October 31, 2002. Worn down by the ongoing threat of terrorism, a growing distrust of corporate executives, and a disappointingly slow economic recovery, many investors dumped their stocks in favor of safer government bonds. Equities rallied only intermittently throughout the period and failed to hold on to their gains for long. All told, the year was one of the worst for equities in more than two decades. Your fund, which invests in convertible securities, faced a formidable challenge as equity values declined overall and investors clearly favored government bonds over corporate bonds. Yet, the fund performed relatively well under such difficult circumstances. This was reassuring to us, as it signaled the effectiveness of bold strategies we began to implement at midyear. The fund outperformed its benchmark, the Goldman Sachs Convertible 100 Index, and exceeded the average for its Lipper peer group, the Convertible Funds category. (For more information, see page 7.) While it is always disappointing to report a negative return, we believe that the fund is on track to take advantage of a recovering market. Furthermore, since the fund has demonstrated the ability to deliver strong relative performance under unfavorable market conditions, we anticipate that our strategies may prove successful in a more hospitable environment.

Total return for 12 months ended 10/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
  -3.20%  -8.75%   -3.91% -8.53%   -3.87% -4.79%   -3.65%  -7.02%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Financial                   15.6%

Consumer cyclicals          12.2%

Health care                  9.9%

Utilities
and power                    7.7%

Consumer staples             7.5%

Footnote reads:
*Based on net assets as of 10/31/02. Holdings will vary over time.

* SMALL- AND MID-CAP FOCUS WAS EFFECTIVE  IN FIRST HALF

In our April 2002 semiannual report to shareholders, we discussed several factors that contributed to the portfolio's positive return for the first half of the fiscal year. In particular, we noted that the portfolio's emphasis on smaller-cap holdings had been very beneficial. Small and mid caps flourished in the low interest-rate environment, despite a sluggish recovery. At that time, valuations for many of the fund's holdings had increased to a point where we believed they hadn't much potential for further appreciation. Shortly after midyear, we decided to take profits and transition the portfolio toward larger, more liquid issues that were more attractively priced. In retrospect, we believe the strategy was well conceived and well executed, as the performance of smaller-cap issues fell off precipitously in the second half of the fiscal year.

* STRATEGIC CHANGES UNDERTAKEN AT MIDYEAR

As we sold many of the fund's smaller-cap holdings, we purposefully built larger positions in a smaller number of holdings, emphasizing issuers with more attractive fundamentals, higher credit quality, and greater liquidity. During this transitional period, as the fund experienced a high rate of turnover, trading costs increased accordingly. The fund's disappointing absolute return for the period reflects the combined negative effect of a declining market and higher costs. However, our repositioning strategy began to bear fruit in the fiscal fourth quarter, as the securities of larger, high-quality, more liquid issuers rebounded strongly in August, September, and October. The metamorphosis improved the fund's overall performance and boosted its competitive standing into the top quintile of convertible funds as ranked by Lipper, for the year ended October 31, 2002.* We believe the fund's value orientation was also a beneficial factor contributing to strong relative performance. In addition, we incrementally increased the fund's equity sensitivity during the past six months and maintained an emphasis on economically sensitive names.

* XEROX, TYCO, SYMANTEC, NEXTEL WERE  PORTFOLIO LEADERS

Xerox Corporation hardly needs an introduction. The company manufactures photocopying machines and electronic printers, and provides a wide range of peripheral supplies and services, which it markets in the United States and abroad. Over the past few years the weak economy has created an especially harsh environment for technology firms, and Xerox fell out of favor. The stock had fallen in value to such an extent that many questioned the ongoing viability of the company. Xerox's convertible securities, which are influenced by the value of the company's underlying stock, also suffered. We held a strong opinion that the company was indeed viable, and we maintained the portfolio's rather large position. Xerox hired a new CFO, enhanced its management team, and reached an important financing agreement with GE Capital -- all of which helped lift the value of the convertibles, which ultimately generated a positive return in a down market during the period. We believe that holding Xerox convertibles will continue to benefit the portfolio in coming months. The issue is "putable" to the corporation in April of 2003, which means that we can sell the issue back to Xerox for a predetermined price. If it is profitable to take advantage of the put feature next April, we will do so.

Fund Profile

Putnam Convertible Income-Growth Trust pursues current income and capital appreciation by investing primarily in convertible securities -- corporate bonds and preferred stocks that are convertible into common stock. It may be an appropriate fund for investors who want to participate in the potential capital gains of higher-growth sectors, while also benefiting from fixed-income payments.

*Putnam Convertible Income-Growth Fund's class A shares ranked 11/71
 (16th percentile); 40/49 (80th percentile); and 14/17 (78th percentile) among the convertible-securities funds ranked by Lipper for the 1-, 5-, and 10-year periods, respectively, ended October 31, 2002.


We have little doubt that shareholders have heard many unfavorable news reports about Tyco in recent months. Despite the allegedly unlawful activities in which the former CEO was engaged for his own benefit, our research suggests that the many businesses that comprise the Tyco conglomerate are well run, profitable, and undervalued. During the summer months when investors became very pessimistic about Tyco, we added to the portfolio's convertible exposure, and bought some common stock as well. Since then, Tyco has replaced its CEO and made other management changes. As of the end of the reporting period the value of Tyco's convertibles was up compared to the fund's last reporting period.


[GRAPHIC OMITTED: TOP TEN HOLDINGS]

TOP TEN HOLDINGS

Tyco International, Ltd.
cv. notes zero %, 2020 (Bermuda)
Conglomerates

Xerox Corp.
cv. sub. debs. 0.57s, 2018
Technology

Union Pacific Captial Trust
$3.125 cum. cv. pfd.
Transportation

Simon Property Group, Inc.
Ser. B, $6.50 cum. cv. pfd.
Financial

Western Gas Resources
$2.625 cum. cv. pfd.
Energy

Evi, Inc.
$2.50 cum. cv. pfd.
Energy

Freeport-McMoRan
Copper & Gold, Inc.
144A cv. sr. notes 8 1/4s, 2006
Basic materials

Nextel Communications, Inc.
cv. sr. notes 4 3/4s, 2007
Communications services

Travelers Property Casualty Corp.
$1.125 cv. pfd.
Financial

Computer Associates International, Inc.
144A cv. sr. notes 5s, 2007
Software

Footnote reads:
These holdings represent 19.7% of the fund's net assets as of 10/31/02. Portfolio holdings will vary over time.


During the year, we increased the portfolio's position in Symantec Corporation convertibles. The issue was attractively structured, had good call protection, and was equity sensitive. Symantec manufactures the popular Norton Anti-Virus software for personal computers. With success under its belt, the company has turned its focus to serving business customers by offering hardware and software geared toward computer- network and Internet security. The company can assess the vulnerability of a business' network, detect hackers, and provide firewalls and other protective devices. The company has benefited from the increased demand for security following September 11. This position has been a strong performer for the portfolio, and we trimmed our holdings somewhat after it achieved significant gains. The fund continues to own a smaller position and we remain confident that it may appreciate further.

Nextel Communications has been bucking the downward trend of the telecommunications industry in recent months. Where other companies are experiencing weak demand, Nextel has been winning more subscribers and its revenues and operating profit have exceeded expectations. Nextel's competitive advantage in the wireless arena is DirectConnect, a feature that allows customers to use their phones like walkie-talkies, with no need to dial numbers. Small businesses are driving the demand for this feature, which allows instant communication between multiple parties in many different locations. With help from Putnam's Core Fixed-Income High-Yield Team, who researched the company's credit thoroughly, we purchased convertibles at low valuations. The position has produced returns of more than 29% over the past three months.

* FUND'S DIVIDEND RATE CUT DURING YEAR

Throughout the year interest rates have fallen, leading to lower coupons on newer bond issues. The fund's yield has decreased as well, as a natural result of portfolio turnover and conversions that are integral to the day-to-day management of the fund. The new quarterly dividend of
13.6 per share for class A shares became effective in September 2002. Other share classes experienced a similar dividend rate cut.

* ENVIRONMENT MAY BE RIPE FOR CONVERTIBLES

Equity classes generally suffered declines in the third calendar quarter of 2002. This was an unfortunate occurrence, but one that historically has signaled a market bottom. If we are correct, and the market subsequently enters into a period of sustained recovery, then in our opinion, the outlook for convertibles is very favorable. Early on in recoveries, when prices in the bond market forecast a stronger economy, we typically get a contraction of credit spreads -- a situation in which the difference in the yields of higher-quality and lower-quality bonds becomes smaller. Such a contraction reflects investors' increased willingness to invest in equities as opposed to bonds. This can be very positive for convertibles, the values of which tend to rise and fall in tandem with the value of the underlying stock. The cost of borrowing and the rate of inflation are at historic lows, making the current environment quite conducive to increased capital spending. We believe that this should help convertible issuers, which tend to be more capital intensive than the broad market. The portfolio is now more streamlined with fewer holdings. and it is more economically sensitive. We believe the fund is positioned to do well in an improving economy. As always, we remain committed to strong competitive performance and to helping you, our shareholders, achieve your financial goals.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

The fund is managed by the Putnam Large-Cap Value Team. The members of the Large-Cap Value Team are David L. King (Portfolio Leader), Deborah Kuenstner, Mike Abata, Bart Geer, Cole Lannum, Chris Miller, Jeanne Mockard, and Hugh Mullin.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -3.20%  -8.75%  -3.91%  -8.53%  -3.87%  -4.79%  -3.65%  -7.02%
------------------------------------------------------------------------------
5 years          -6.31  -11.71   -9.74  -10.79   -9.71   -9.71   -8.40  -11.61
Annual average   -1.29   -2.46   -2.03   -2.26   -2.02   -2.02   -1.74   -2.44
------------------------------------------------------------------------------
10 years         94.22   83.09   80.14   80.14   80.24   80.24   84.88   78.38
Annual average    6.86    6.23    6.06    6.06    6.07    6.07    6.34    5.96
------------------------------------------------------------------------------
Annual average
(life of fund)   10.26   10.05    9.27    9.27    9.44    9.44    9.55    9.43
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/02

                        Goldman Sachs        Merrill Lynch
                       Convertible 100      All Convertible           Consumer
                           Index*                Index              price index
------------------------------------------------------------------------------
1 year                    -10.04%                -6.36%                 2.08%
------------------------------------------------------------------------------
5 years                     4.19                 19.04                 12.26
Annual average              0.83                  3.55                  2.34
------------------------------------------------------------------------------
10 years                  108.40                135.53                 27.95
Annual average              7.62                  8.95                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                --*                   --+                 4.96
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Putnam Management has recently undertaken a review of the fund's benchmark.
 This index replaces the Merrill Lynch All Convertible Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund. The index began operations on 12/31/84 and did not exist at the fund's inception.

+Index began operations on 12/31/87 and did not exist at the fund's inception.

LIPPER INFORMATION:

The average annualized return for the 71 funds in the Lipper
Convertible-Securities Funds category over the 12 months ended 10/31/02 was -7.22%. Over the 5- and 10-year periods ended 10/31/02, annualized returns for the category were 2.54% and 8.40%, respectively.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/92

                                        Goldman Sachs          Merrill Lynch
              Fund's class A            Convertible           All Convertible         Consumer price
Date           shares at POP             100 Index                 Index                   index
10/31/92           9,425                  10,000                  10,000                  10,000
10/31/93          11,477                  12,066                  12,651                  10,275
10/31/94          11,687                  12,066                  12,119                  10,543
10/31/95          13,368                  14,092                  13,999                  10,833
10/31/96          15,906                  16,334                  16,389                  11,164
10/31/97          19,542                  20,001                  19,786                  11,397
10/31/98          19,275                  19,715                  19,453                  11,567
10/31/99          22,440                  23,640                  25,129                  11,863
10/31/00          23,560                  28,189                  30,361                  12,272
10/31/01          18,915                  23,167                  25,152                  12,534
10/31/02         $18,309                 $20,840                 $23,553                 $12,795

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,014 and $18,024, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,488 ($17,838 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                4             4             4             4
------------------------------------------------------------------------------
Income               $0.622        $0.519        $0.520        $0.552
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total              $0.622        $0.519        $0.520        $0.552
------------------------------------------------------------------------------
Share value:      NAV     POP        NAV           NAV      NAV     POP
------------------------------------------------------------------------------
10/31/01        $13.32  $14.13     $13.13        $13.26   $13.23  $13.71
------------------------------------------------------------------------------
10/31/02         12.32   13.07      12.14         12.27    12.24   12.68
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1            4.42%   4.16%      3.69%         3.59%    3.92%   3.79%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2           5.76    5.42       5.04          5.04     5.29    5.10
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -4.85% -10.32%  -5.48% -10.03%  -5.57%  -6.48%  -5.28%  -8.58%
------------------------------------------------------------------------------
5 years         -11.82  -16.90  -15.00  -15.99  -15.01  -15.01  -13.78  -16.80
Annual average   -2.48   -3.64   -3.20   -3.42   -3.20   -3.20   -2.92   -3.61
------------------------------------------------------------------------------
10 years         89.21   78.29   75.60   75.60   75.54   75.54   80.20   73.92
Annual average    6.58    5.95    5.79    5.79    5.79    5.79    6.07    5.69
------------------------------------------------------------------------------
Annual average
(life of fund)   10.17    9.96    9.19    9.19    9.35    9.35    9.46    9.34
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Goldman Sachs Convertible 100 Index is an unmanaged index with a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities. It includes reinvested dividends.

Merrill Lynch All Convertible Index is an unmanaged index of domestic convertible securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Convertible Income-Growth Trust

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Income-Growth Trust, including the fund's portfolio, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Income-Growth Trust as of October 31, 2002, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG  LLP
Boston, Massachusetts
December 6, 2002



THE FUND'S PORTFOLIO
October 31, 2002

CONVERTIBLE BONDS AND NOTES (51.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (2.9%)
-------------------------------------------------------------------------------------------------------------------
        $11,700,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr. notes
                    8 1/4s, 2006                                                                        $13,338,000
          6,921,000 Mail-Well, Inc. cv. sub. notes 5s, 2002                                               6,964,256
                                                                                                      -------------
                                                                                                         20,302,256

Capital Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,690,000 EDO Corp. 144A cv. sub. notes 5 1/4s, 2007                                            3,468,600

Communication Services (2.2%)
-------------------------------------------------------------------------------------------------------------------
         13,200,000 Nextel Communications, Inc. cv. sr. notes 4 3/4s, 2007                               11,071,500
         13,600,000 United States Cellular Corp. cv. Liquid Yield Option Notes (LYON)
                    zero %, 2015                                                                          4,437,000
                                                                                                      -------------
                                                                                                         15,508,500

Communications Equipment (1.2%)
-------------------------------------------------------------------------------------------------------------------
         17,600,000 Corning, Inc. cv. debs. zero %, 2015                                                  8,096,000

Computers (1.5%)
-------------------------------------------------------------------------------------------------------------------
         25,700,000 Hewlett-Packard Co. cv. sub. notes zero %, 2017                                      10,504,875

Conglomerates (4.2%)
-------------------------------------------------------------------------------------------------------------------
          5,150,000 GenCorp, Inc. 144A cv. sub. notes 5 3/4s, 2007                                        4,261,619
         10,400,000 Tyco International Group SA cv. company guaranty zero %,
                    2021 (Luxembourg)                                                                     7,605,000
         25,900,000 Tyco International, Ltd. cv. notes zero %, 2020 (Bermuda)                            17,450,125
                                                                                                      -------------
                                                                                                         29,316,744

Consumer Cyclicals (6.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Baker (J.), Inc. cv. debs. 7s, 2002 (In default) (DEF) (NON)                            200,000
          4,660,000 Charming Shoppes 144A cv. bonds 4 3/4s, 2012                                          3,803,725
          3,900,000 Hilton Hotels Corp. cv. sub. notes 5s, 2006                                           3,690,375
          6,800,000 Interpublic Group Cos., Inc. cv. sr. notes zero %, 2021                               4,964,000
          4,100,000 JC Penney Co., Inc. cv. sub. notes 5s, 2008                                           3,879,625
         14,000,000 Liberty Media Corp. cv. sr. notes 3 1/2s, 2031                                        8,435,000
          4,400,000 Lowe's Cos., Inc. cv. LYON zero %, 2021                                               3,426,500
         24,500,000 Royal Caribbean Cruises, Ltd. cv. bonds zero %, 2021 (Liberia)                       10,014,375
          8,200,000 TJX Cos., Inc. (The) cv. LYON zero %, 2021                                            6,744,500
          3,177,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        2,795,760
                                                                                                      -------------
                                                                                                         47,953,860

Consumer Staples (5.8%)
-------------------------------------------------------------------------------------------------------------------
         15,300,000 Avon Products, Inc. cv. sr. notes zero %, 2020                                        8,185,500
          4,720,000 CKE Restaurants, Inc. cv. sub. notes 4 1/4s, 2004                                     4,130,000
         10,500,000 General Mills, Inc. 144A cv. bonds zero %, 2022                                       7,095,690
         10,400,000 Rite Aid Corp. cv. notes 4 3/4s, 2006                                                 6,838,000
          7,210,000 Rite Aid Corp. 144A cv. sr. notes 4 3/4s, 2006                                        4,740,575
          6,085,000 Standard Commercial Corp. cv. sub. debs. 7 1/4s, 2007                                 5,826,388
         13,300,000 Supervalu, Inc. cv. LYON zero %, 2031                                                 3,674,125
                                                                                                      -------------
                                                                                                         40,490,278

Electronics (4.3%)
-------------------------------------------------------------------------------------------------------------------
         13,750,000 Act Manufacturing, Inc. cv. sub. notes 7s, 2007 (In default) (NON)                      343,750
         12,200,000 Agilent Technologies, Inc. cv. debs. FRB 3s, 2021                                    10,522,500
          9,900,000 International Rectifier Corp. cv. sub. notes 4 1/4s, 2007                             7,870,500
          1,203,000 International Rectifier Corp. 144A cv. sub. notes 4 1/4s, 2007                          956,385
          6,200,000 LSI Logic Corp. cv. sub. notes 4 1/4s, 2004                                           5,859,000
          4,800,000 LSI Logic Corp. 144A cv. sub. notes 4s, 2006                                          3,618,000
          4,635,000 S3, Inc. cv. sub. notes 5 3/4s, 2003                                                    695,250
                                                                                                      -------------
                                                                                                         29,865,385

Energy (1.2%)
-------------------------------------------------------------------------------------------------------------------
          6,623,000 Pride International, Inc. cv. sub. debs. zero %, 2018                                 3,162,483
          4,800,000 Pride International, Inc. 144A cv. sr. notes 2 1/2s, 2007                             5,274,000
                                                                                                      -------------
                                                                                                          8,436,483

Financial (3.6%)
-------------------------------------------------------------------------------------------------------------------
         15,583,000 Legg Mason, Inc. 144A cv. LYON zero %, 2031                                           7,752,543
         11,000,000 Orix Corp. 144A cv. bonds zero %, 2022 (Japan)                                        4,235,000
          9,831,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                  6,279,551
         10,900,000 XL Capital, Ltd. cv. debs. zero %, 2021 (Cayman Islands)                              6,771,625
                                                                                                      -------------
                                                                                                         25,038,719

Health Care (8.8%)
-------------------------------------------------------------------------------------------------------------------
          1,777,000 Alkermes, Inc. cv. sub. notes 3 3/4s, 2007                                              857,403
          7,396,000 Allergan, Inc. 144A cv. bonds zero %, 2020                                            4,677,970
          8,300,000 Alza Corp. cv. sub. debs. zero %, 2020                                                7,013,500
          3,700,000 AmeriSource Health Corp. cv. company guaranty 5s, 2007                                5,721,125
         10,300,000 Amgen, Inc. cv. LYON zero %, 2032                                                     7,351,625
          9,360,000 Cephalon, Inc. 144A cv. sub. notes 2 1/2s, 2006                                       8,646,300
          5,950,000 Charles River Laboratories International, Inc. 144A cv. bonds
                    3 1/2s, 2022                                                                          7,050,750
         12,300,000 Elan Finance Corp., Ltd. cv. LYON zero %, 2018 (Bermuda)                              3,505,500
          2,900,000 Genzyme Corp.-General Division cv. sub. debs. 3s, 2021                                2,599,125
          2,200,000 Genzyme Corp.-General Division 144A cv. sub. debs. 3s, 2021                           1,971,750
          4,106,000 Healthsouth Corp. cv. sub. debs. 3 1/4s, 2003                                         3,931,495
          7,090,000 Quest Diagnostics, Inc. cv. debs. 1 3/4s, 2021                                        7,639,475
                                                                                                      -------------
                                                                                                         60,966,018

Software (5.1%)
-------------------------------------------------------------------------------------------------------------------
          7,700,000 Aether Systems, Inc. cv. sub. notes 6s, 2005                                          5,582,500
          5,084,000 Aspen Technology, Inc. cv. sub. debs. 5 1/4s, 2005                                    1,919,210
         10,482,000 Computer Associates International, Inc. 144A cv. sr. notes 5s, 2007                  10,547,513
          2,940,000 Network Associates, Inc. 144A cv. sub. notes 5 1/4s, 2006                             3,590,475
         11,100,000 Peregrine Systems, Inc. cv. sub. notes 5 1/2s, 2007 (In default) (NON)                2,899,875
          7,200,000 Symantec Corp. cv. sub. notes 3s, 2006                                               10,206,000
            600,000 Symantec Corp. 144A cv. sub. notes 3s, 2006                                             850,500
                                                                                                      -------------
                                                                                                         35,596,073

Technology (3.1%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Solectron Corp. cv. notes zero %, 2020                                                4,487,500
         28,258,000 Xerox Corp. cv. sub. debs. 0.57s, 2018                                               16,954,800
                                                                                                      -------------
                                                                                                         21,442,300

Technology Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,577,000 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006                                   1,427,014
          2,975,000 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                              1,647,406
                                                                                                      -------------
                                                                                                          3,074,420
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $388,273,035)                              $360,060,511

CONVERTIBLE PREFERRED STOCKS (37.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (2.8%)
-------------------------------------------------------------------------------------------------------------------
             17,040 Hercules Trust II 6.50% units cum. cv. pfd.                                          $8,894,880
            171,000 Owens-Illinois, Inc. $2.375 cv. pfd.                                                  3,954,375
            326,900 Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd.                             6,292,825
                                                                                                      -------------
                                                                                                         19,142,080

Capital Goods (1.5%)
-------------------------------------------------------------------------------------------------------------------
             63,771 Raytheon Co. zero % cv. pfd.                                                          3,355,949
            231,300 TXI Capital Trust I $2.75 cv. pfd.                                                    7,170,300
                                                                                                      -------------
                                                                                                         10,526,249

Communication Services (--%)
-------------------------------------------------------------------------------------------------------------------
             41,000 Global Crossing, Ltd. 6.75% cum. cv. pfd. (Bermuda)
                    (In default) (NON)                                                                          410

Consumer Cyclicals (4.6%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.                                   6,247,500
            320,200 General Motors Corp. $1.313 cv. pfd.                                                  6,604,125
              7,400 Radio One, Inc. 6.50% cum. cv. pfd.                                                   7,969,341
            200,700 Sinclair Broadcast Group, Inc. Ser. D, $3.00 cv. pfd.                                 7,425,900
            155,600 Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                   3,948,350
                                                                                                      -------------
                                                                                                         32,195,216

Consumer Staples (1.5%)
-------------------------------------------------------------------------------------------------------------------
            189,226 Suiza Capital Trust II $2.75 cv. pfd.                                                10,076,285

Energy (5.0%)
-------------------------------------------------------------------------------------------------------------------
            270,053 Evi, Inc. $2.50 cum. cv. pfd.                                                        13,468,893
            248,100 Vec Trust I $1.937 cum. cv. pfd.                                                      7,101,863
            294,600 Western Gas Resources $2.625 cum. cv. pfd.                                           14,361,750
                                                                                                      -------------
                                                                                                         34,932,506

Financial (10.2%)
-------------------------------------------------------------------------------------------------------------------
            149,900 ACE, Ltd. $4.125 cum. cv. pfd.                                                        9,424,963
            274,400 Capital One Financial Corp. $3.125 cv. pfd.                                           7,991,900
             86,300 Commerce Capital Trust II $2.975 cum. cv. pfd.                                        4,832,800
            232,100 Host Marriott Financial Trust $3.375 cv. pfd.                                         7,949,425
            161,800 Provident Finance Group $2.25 units cv. pfd.                                          4,125,900
            151,800 Prudential Financial, Inc. $3.375 cv. pfd.                                            7,836,675
            156,000 Simon Property Group, Inc. Ser. B, $6.50 cum. cv. pfd.                               14,410,500
             44,100 Sovereign Bancorp, Inc. $3.75 cv. pfd.                                                3,489,413
            514,800 Travelers Property Casualty Corp. $1.125 cv. pfd.                                    10,841,688
                                                                                                      -------------
                                                                                                         70,903,264

Health Care (0.5%)
-------------------------------------------------------------------------------------------------------------------
             46,300 Anthem, Inc. $3.00 units cv. pfd.                                                     3,680,850

Technology (1.7%)
-------------------------------------------------------------------------------------------------------------------
            193,900 Solectron Corp. $1.813 units cv. pfd.                                                 1,793,575
            219,000 Xerox Corp. 144A $3.75 cv. pfd.                                                      10,347,750
                                                                                                      -------------
                                                                                                         12,141,325

Transportation (2.1%)
-------------------------------------------------------------------------------------------------------------------
            285,585 Union Pacific Capital Trust $3.125 cum. cv. pfd.                                     14,493,439

Utilities & Power (7.3%)
-------------------------------------------------------------------------------------------------------------------
            144,500 Cinergy Corp. $4.75 cv. pfd.                                                          7,604,313
            136,900 Dominion Resources, Inc. $4.75 cv. pfd.                                               6,742,325
             82,100 El Paso Corp. $4.50 cv. pfd.                                                          2,319,325
            119,400 El Paso Energy Capital Trust I $2.375 cv. pfd.                                        2,193,975
            148,000 FPL Group, Inc. $4.25 units cv. pfd.                                                  8,177,000
             96,300 FPL Group, Inc. $4.00 units cv. pfd.                                                  5,103,900
            145,100 Public Service Enterprise Group, Inc. $5.125 cv. pfd.                                 6,765,288
            358,600 Sempra Energy zero % cv. pfd.                                                         8,113,325
            105,400 Sierra Pacific Resources $4.50 cum. cv. pfd.                                          3,675,825
                                                                                                      -------------
                                                                                                         50,695,276
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $299,070,367)                             $258,786,900

COMMON STOCKS (6.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Communication Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            154,200 Verizon Communications, Inc.                                                         $5,822,592

Conglomerates (0.8%)
-------------------------------------------------------------------------------------------------------------------
            360,000 Tyco International, Ltd. (Bermuda)                                                    5,205,600

Consumer Cyclicals (0.7%)
-------------------------------------------------------------------------------------------------------------------
            101,300 Interpublic Group of Cos., Inc. (The)                                                 1,212,561
            206,300 JC Penney Co., Inc. (Holding Co.)                                                     3,930,015
                                                                                                      -------------
                                                                                                          5,142,576

Consumer Staples (0.2%)
-------------------------------------------------------------------------------------------------------------------
             38,700 General Mills, Inc.                                                                   1,599,084

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
            170,700 Royal Dutch Petroleum Co. ADR (Netherlands)                                           7,302,546

Financial (1.8%)
-------------------------------------------------------------------------------------------------------------------
            239,000 JPMorgan Chase & Co.                                                                  4,959,250
            356,000 U.S. Bancorp                                                                          7,508,040
                                                                                                      -------------
                                                                                                         12,467,290

Health Care (0.6%)
-------------------------------------------------------------------------------------------------------------------
            140,250 Genzyme Corp. (NON)                                                                   3,905,963

Technology (0.3%)
-------------------------------------------------------------------------------------------------------------------
            275,000 BearingPoint, Inc. (NON)                                                              2,145,000

Utilities & Power (0.4%)
-------------------------------------------------------------------------------------------------------------------
            320,300 El Paso Corp.                                                                         2,482,325
                                                                                                      -------------
                    Total Common Stocks (cost $59,169,229)                                              $46,072,976

UNITS (2.8%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            175,100 ALLTEL Corp. units                                                                   $8,776,888
            127,100 Boise Cascade Corp. units $3.75 cum. cv. pfd.                                         5,147,550
            294,600 Citizens Communications Co. units $1.688 cv. pfd.                                     5,450,100
                                                                                                      -------------
                    Total Units (cost $22,138,374)                                                      $19,374,538

SHORT-TERM INVESTMENTS (0.7%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
            $74,149 Short-term investments held as collateral for loaned securities with yields ranging from 1.72% to 1.99% and due dates ranging from
                    November 1, 2002 to December 23, 2002 (d)                                               $74,100
          4,793,633 Short-term investments held in Putnam commingled cash account with yields ranging from 1.67% to 1.93% and due dates ranging
                    from November 1, 2002 to December 20, 2002 (d)                                        4,793,633
                                                                                                      -------------
                    Total Short-Term Investments (cost $4,867,733)                                       $4,867,733
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $773,518,738)                                              $689,162,658
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $696,268,159.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at October 31, 2002, which are subject to change based on the terms of the security.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $72,228 of securities
on loan (identified cost $773,518,738) (Note 1)                                $689,162,658
-------------------------------------------------------------------------------------------
Cash                                                                                330,032
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,046,864
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              910,407
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    6,846,461
-------------------------------------------------------------------------------------------
Total assets                                                                    701,296,422

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,418,050
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,020,847
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,100,476
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           70,672
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       85,225
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,340
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              208,084
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   74,100
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               49,469
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,028,263
-------------------------------------------------------------------------------------------
Net assets                                                                     $696,268,159

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,092,074,569
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     10,385,669
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (321,835,999)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (84,356,080)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $696,268,159

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($542,155,500 divided by 43,995,819 shares)                                          $12.32
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.32)*                              $13.07
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($106,343,164 divided by 8,756,657 shares)**                                         $12.14
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,999,054 divided by 325,872 shares)**                                             $12.27
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,860,799 divided by 560,616 shares)                                               $12.24
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.24)*                              $12.68
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($36,909,642 divided by 2,995,013 shares)                                            $12.32
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $26,943,535
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $8,504)                                         19,885,144
-------------------------------------------------------------------------------------------
Securities lending                                                                   66,881
-------------------------------------------------------------------------------------------
Total investment income                                                          46,895,560

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  5,054,321
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,182,379
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    97,182
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,423
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,591,986
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,305,045
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                48,870
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                63,512
-------------------------------------------------------------------------------------------
Other                                                                               480,628
-------------------------------------------------------------------------------------------
Total expenses                                                                    9,837,346
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (118,716)
-------------------------------------------------------------------------------------------
Net expenses                                                                      9,718,630
-------------------------------------------------------------------------------------------
Net investment income                                                            37,176,930
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (83,205,311)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       26,922,375
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (56,282,936)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(19,106,006)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended October 31
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $37,176,930           $49,634,524
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                      (83,205,311)         (226,554,384)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              26,922,375           (55,645,538)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (19,106,006)         (232,565,398)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                            (29,018,776)          (31,189,737)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (5,058,851)           (6,081,913)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (189,339)             (172,489)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (346,365)             (400,111)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (2,166,132)           (2,152,773)
-------------------------------------------------------------------------------------------------------
 From net realized short-term gain on investments
   Class A                                                                     --           (29,921,533)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (7,468,804)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (189,662)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (460,575)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --            (1,918,133)
-------------------------------------------------------------------------------------------------------
 From net realized long-term gain on investments
   Class A                                                                     --           (27,672,091)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (7,010,436)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (172,192)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (430,734)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --            (1,771,324)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (108,800,476)          (39,196,663)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (164,685,945)         (388,774,568)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     860,954,104         1,249,728,672
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $10,385,669 and $13,336,145, respectively)                 $696,268,159          $860,954,104
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.32       $18.62       $20.26       $20.04       $23.22
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .63 (d)      .75          .76          .75          .76
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.01) (d)   (4.27)         .30         2.30        (1.02)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.38)       (3.52)        1.06         3.05         (.26)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.62)        (.62)        (.77)        (.81)        (.79)
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (1.16)       (1.93)       (2.02)       (2.13)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.62)       (1.78)       (2.70)       (2.83)       (2.92)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.32       $13.32       $18.62       $20.26       $20.04
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.20)      (19.85)        5.16        16.42        (1.37)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $542,156     $657,937     $933,703     $982,956   $1,056,693
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.08         1.01          .97          .98          .97
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.63 (d)     4.86         3.86         3.73         3.50
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                116.36       207.64       176.66        54.74        92.76
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects of this change for the year ended October 31, 2002 were a decrease to net investment income per share by $0.02, decrease to net realized and unrealized losses per share by $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.13       $18.37       $20.02       $19.83       $23.01
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .52 (d)      .63          .61          .60          .59
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.99) (d)   (4.21)         .29         2.27        (1.01)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.47)       (3.58)         .90         2.87         (.42)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.52)        (.50)        (.62)        (.66)        (.63)
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (1.16)       (1.93)       (2.02)       (2.13)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.52)       (1.66)       (2.55)       (2.68)       (2.76)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.14       $13.13       $18.37       $20.02       $19.83
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.91)      (20.46)        4.38        15.58        (2.11)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $106,343     $143,286     $235,897     $291,017     $289,652
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.83         1.76         1.72         1.73         1.72
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.88(d)      4.09         3.11         2.99         2.74
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                116.36       207.64       176.66        54.74        92.76
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects of this change for the year ended October 31, 2002 were a decrease to net investment income per share by $0.02, decrease to net realized and unrealized losses per share by $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                       Year ended October 31          to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.26       $18.55       $20.23       $20.85
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .52 (d)      .64          .61          .20
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.99) (d)   (4.27)         .31         (.59)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.47)       (3.63)         .92         (.39)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.52)        (.50)        (.67)        (.23)
----------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (1.16)       (1.93)          --
----------------------------------------------------------------------------------------
Total distributions                     (.52)       (1.66)       (2.60)        (.23)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.27       $13.26       $18.55       $20.23
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.87)      (20.51)        4.45        (1.87)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,999       $4,825       $5,545         $661
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.83         1.76         1.72          .47*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.87 (d)     4.12         3.17         1.12*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                116.36       207.64       176.66        54.74
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects of this change for the year ended October 31, 2002 were a decrease to net investment income per share by $0.02, decrease to net realized and unrealized losses per share by $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.23       $18.50       $20.13       $19.92       $23.08
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .56 (d)      .67          .66          .65          .65
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.00) (d)   (4.24)         .31         2.28        (1.00)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.44)       (3.57)         .97         2.93         (.35)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.55)        (.54)        (.67)        (.70)        (.68)
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (1.16)       (1.93)       (2.02)       (2.13)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.55)       (1.70)       (2.60)       (2.72)       (2.81)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.24       $13.23       $18.50       $20.13       $19.92
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.65)      (20.27)        4.73        15.87        (1.75)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,861       $9,345      $15,370      $16,338      $18,081
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.58         1.51         1.47         1.48         1.47
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.13 (d)     4.34         3.36         3.23         2.99
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                116.36       207.64       176.66        54.74        92.76
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects of this change for the year ended October 31, 2002 were a decrease to net investment income per share by $0.02, decrease to net realized and unrealized losses per share by $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 Dec. 30, 1998+
operating performance                        Year ended October 31        to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.32       $18.63       $20.26       $19.32
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .66 (d)      .79          .81          .72
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.00) (d)   (4.28)         .31          .98
----------------------------------------------------------------------------------------
Total from
investment operations                   (.34)       (3.49)        1.12         1.70
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.66)        (.66)        (.82)        (.76)
----------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (1.16)       (1.93)          --
----------------------------------------------------------------------------------------
Total distributions                     (.66)       (1.82)       (2.75)        (.76)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.32       $13.32       $18.63       $20.26
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (2.96)      (19.68)        5.49         8.87*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $36,910      $45,561      $59,214      $63,425
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .83          .76          .72          .61*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.87 (d)     5.12         4.11         3.43*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                116.36       207.64       176.66        54.74
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects of this change for the year ended October 31, 2002 were a decrease to net investment income per share by $0.02, decrease to net realized and unrealized losses per share by $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide, with equal emphasis, current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2002, the value of securities loaned amounted to $72,228. The fund received cash collateral of $74,100, which is pooled with collateral of other Putnam funds into 27 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $320,724,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $233,997,000    October 31, 2009
    86,727,000    October 31, 2010

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and market discount. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2002, the fund reclassified $3,347,943 to decrease undistributed net investment income and $5 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $3,347,948.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                            $23,717,662
Unrealized depreciation                           (109,185,707)
                                          --------------------
Net unrealized depreciation                        (85,468,045)
Undistributed ordinary income                        5,772,862
Capital loss carryforward                         (320,724,034)
Post October loss                                           --

Cost for federal income
tax purposes                                      $774,630,703

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2002, the fund's expenses were reduced by $118,716 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,148 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $47,154 and $650 from the sale of class A and class M shares, respectively, and received $244,507 and $510 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received $776 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $940,713,669 and $1,065,059,541, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,534,382         $89,725,320
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,835,743          24,996,347
---------------------------------------------------------------------------
                                             8,370,125         114,721,667

Shares repurchased                         (13,778,345)       (187,104,341)
---------------------------------------------------------------------------
Net decrease                                (5,408,220)       $(72,382,674)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,265,039         $94,109,846
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             5,149,629          78,313,810
---------------------------------------------------------------------------
                                            11,414,668         172,423,656

Shares repurchased                         (12,156,148)       (185,149,810)
---------------------------------------------------------------------------
Net decrease                                  (741,480)       $(12,726,154)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,645,985         $22,280,547
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               302,106           4,067,147
---------------------------------------------------------------------------
                                             1,948,091          26,347,694

Shares repurchased                          (4,104,224)        (55,044,538)
---------------------------------------------------------------------------
Net decrease                                (2,156,133)       $(28,696,844)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,664,344         $25,734,157
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,129,207          17,027,263
---------------------------------------------------------------------------
                                             2,793,551          42,761,420

Shares repurchased                          (4,719,041)        (71,656,000)
---------------------------------------------------------------------------
Net decrease                                (1,925,490)       $(28,894,580)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    128,968          $1,759,658
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                11,771             159,893
---------------------------------------------------------------------------
                                               140,739           1,919,551

Shares repurchased                            (178,634)         (2,348,407)
---------------------------------------------------------------------------
Net decrease                                   (37,895)          $(428,856)
---------------------------------------------------------------------------

                                                Year ended October 31,2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    176,365          $2,782,008
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                31,532             478,077
---------------------------------------------------------------------------
                                               207,897           3,260,085

Shares repurchased                            (143,104)         (2,164,442)
---------------------------------------------------------------------------
Net increase                                    64,793          $1,095,643
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     55,184            $725,947
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                21,874             296,308
---------------------------------------------------------------------------
                                                77,058           1,022,255

Shares repurchased                            (222,977)         (2,971,186)
---------------------------------------------------------------------------
Net decrease                                  (145,919)        $(1,948,931)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     82,580          $1,277,338
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                76,051           1,154,072
---------------------------------------------------------------------------
                                               158,631           2,431,410

Shares repurchased                            (283,116)         (4,483,971)
---------------------------------------------------------------------------
Net decrease                                  (124,485)        $(2,052,561)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    386,244          $5,353,424
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               158,959           2,166,132
---------------------------------------------------------------------------
                                               545,203           7,519,556

Shares repurchased                            (970,674)        (12,862,727)
---------------------------------------------------------------------------
Net decrease                                  (425,471)        $(5,343,171)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    479,040          $7,090,002
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               384,938           5,842,231
---------------------------------------------------------------------------
                                               863,978          12,932,233

Shares repurchased                            (622,036)         (9,551,244)
---------------------------------------------------------------------------
Net increase                                   241,942          $3,380,989
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premiums and accrete discounts on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to November 1, 2001, the fund did not amortize premiums for certain fixed-income securities and characterized as realized gains and losses paydowns on mortgage-backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle for the year ended October 31, 2002 was to decrease net investment income by $1,044,496, increase net unrealized appreciation by $806,485 and to decrease net realized losses by $238,011. The Statement of changes in net assets and Financial highlights for prior periods have not been restated to reflect this change in presentation.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 50.34% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.




TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of October 31, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies,
  Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and
  Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam,
  III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the
  President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and
  Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian
(1/13/56), Vice President and      Since 2002                    Senior Managing Director, Putnam
Principal Executive Officer                                      Investments

Michael T. Healy
(1/24/58), Assistant Treasurer     Since 2000                    Managing Director, Putnam Investments
and Principal Accounting
Officer

Steven D. Krichmar
(6/27/58), Vice President and      Since 2002                    Managing Director, Putnam Investments.
Principal Financial Officer                                      Prior to 2001, Partner,
                                                                 PricewaterhouseCoopers LLP

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to 2002, Chief Executive Officer,
                                                                 Delaware Management Holdings, Inc.; prior
                                                                 to 2000, President and Chief Operating
                                                                 Officer, United Asset Management

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen
(6/7/45), Clerk and                Since 1993                    Clerk and Assistant Treasurer, The
Assistant Treasurer                                              Putnam Funds

Deborah F. Kuenstner
(7/9/58), Vice President           Since 2002                    Managing Director of Putnam Management

Stephen C. Peacher
(6/15/64), Vice President          Since 2002                    Managing Director of Putnam Management
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and  Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN019-84085  008/223/2ND/920/2LG  12/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Convertible Income-Growth Trust
Supplement to Annual Report dated 10/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/02

                                                                        NAV

1 year                                                                -2.96%
5 years                                                               -5.40
Annual average                                                        -1.10
10 years                                                              96.11
Annual average                                                         6.97
Life of fund (since class A inception, 6/29/72)
Annual average                                                        10.30

Share value:                                                            NAV

10/31/01                                                             $13.32
10/31/02                                                             $12.32


----------------------------------------------------------------------------

Distributions:         No.       Income       Capital gains       Total
                        4        $0.657            --             $0.657
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.